UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 28, 2013 (July 28, 2013)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

4787 Levy Street,

Montreal, Quebec

Canada H4R 2P9

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Others

In connection with the previously disclosed acquisition (the “Merger”) of Bausch + Lomb Holdings (“Bausch + Lomb”), Valeant Pharmaceuticals International, Inc. (“Valeant”) today released a memorandum to employees of Valeant and Bausch + Lomb and a copy of the anticipated organizational chart of the combined company upon closing of the Merger. The memorandum to employees and the organizational chart are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by this reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibits 99.1and 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Memorandum to Employees, July 28, 2013.

99.2	Organizational Chart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: July 28, 2013	By:	/s/ Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel, Corporate Secretary and Corporate Business Development

EXHIBIT INDEX

Exhibit Number	Description

99.1	Memorandum to Employees, July 28, 2013.

99.2	Organizational Chart.